UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 26, 2018
Date of Report (Date of earliest event reported)
Overseas Shipholding Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-06479	13-2637623
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Two Harbor Place 302 Knights Run Avenue, Suite 1200 Tampa, Florida 33602
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (813) 209-0600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events

Item 8.01    Other Events.

Overseas Shipholding Group, Inc. (the “Company”) has issued a press release announcing that it had entered into a binding contract with Gunderson Marine LLC for the construction of a vessel. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.	Description
99.1	Press Release dated July 31, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: July 31, 2018	By: /s/ Susan Allan
Susan Allan
Vice President, General Counsel, and Corporate
Secretary